   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1998
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                --------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                                --------------
                                  CDNOW, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                --------------
       PENNSYLVANIA                  5735                   23-2813867
     (STATE OR OTHER     (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
     JURISDICTION OF      CLASSIFICATION CODE NUMBER)  IDENTIFICATION NO.)
     INCORPORATION OR
      ORGANIZATION)

                               610 OLD YORK ROAD
                                   SUITE 300
                             JENKINTOWN, PA 19046
                                (215) 517-7325
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                                  JASON OLIM
         PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD
                               610 OLD YORK ROAD
                                   SUITE 300
                             JENKINTOWN, PA 19046
                                (215) 517-7325
      (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
                       AREA CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:
          ALAN SINGER, ESQ.                      ALAN H. LIEBLICH, ESQ.
     MORGAN, LEWIS & BOCKIUS LLP          SCHNADER HARRISON SEGAL & LEWIS LLP
        2000 ONE LOGAN SQUARE                      1600 MARKET STREET
        PHILADELPHIA, PA 19103                         SUITE 3600
            (215) 963-5000                       PHILADELPHIA, PA 19103
                                                     (215) 751-2000

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
                                --------------
  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-41241
  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                     CALCULATION OF REGISTRATION FEE
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
    TITLE OF EACH CLASS OF           PROPOSED MAXIMUM            AMOUNT OF
  SECURITIES TO BE REGISTERED   AGGREGATE OFFERING PRICE(1) REGISTRATION FEE
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
Common Stock, no par value....          1,600,000                    472

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


        The contents of the Registration Statement on Form S-1 filed by CDnow, Inc. (the "Company"), with the Securities and Exchange Commission (the "Commission") (File No. 333-41241) pursuant to the Securities Act of 1933, as amended, are incorporated by reference into this Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

EXHIBITS

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-41241 are incorporated by reference into, and shall be deemed a part of, this Registration Statement, except the following which are filed herewith or specifically incorporated by reference herein from Registration Statement No. 333-41241. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated in parentheses.

 NUMBER                                DESCRIPTION
 -------                               -----------

  5.1 Opinion of Morgan, Lewis & Bockius LLP regarding legality of the shares of Common Stock being registered.
 23.1    Consent of Arthur Andersen LLP.
 23.2 Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5 hereto).
 24.1    Power of Attorney. (Exhibit 24.1)(1)

(1) Included on signature pages to Registration Statement on Form S-1 (File No. 333-41241) filed with the Commission on November 28, 1997.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN JENKINTOWN, PENNSYLVANIA ON FEBRUARY 10, 1998.
                                          CDnow, Inc.


                                          By:         /s/ Jason Olim
                                              ---------------------------------
                                               JASON OLIM, PRESIDENT, CHIEF
                                             EXECUTIVE OFFICER AND CHAIRMAN OF
                                                         THE BOARD

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

                NAME                          CAPACITY               DATE
                ----                          --------               ----
           /s/ Jason Olim               President, Chief
-------------------------------------    Executive Officer       February 10, 1998
             JASON OLIM                  and Chairman of the
                                         Board (principal
                                         executive officer)

          /s/ Joel Sussman              Vice President and
-------------------------------------    Chief Financial         February 10, 1998
            JOEL SUSSMAN                 Officer (principal
                                         financial and
                                         accounting officer)

                  *                     Director
-------------------------------------                            February 10, 1998
            MATTHEW OLIM

                  *                     Director
-------------------------------------                            February 10, 1998
            ALAN MELTZER

                  *                     Director
-------------------------------------                            February 10, 1998
           PATRICK KERINS

                  *                     Director
-------------------------------------                            February 10, 1998
             JOHN REGAN

*By:      /s/ Joel Sussman
     --------------------------------
  JOEL SUSSMAN, AS ATTORNEY-IN-FACT

                                EXHIBIT INDEX

 EXHIBIT
 NUMBER                                DESCRIPTION
 -------                               -----------
  5.1    Opinion of Morgan, Lewis & Bockius LLP regarding legality of the shares of Common Stock being registered.
 23.1    Consent of Arthur Andersen LLP.
 23.2    Consent of Morgan, Lewis & Bockius LLP (included in its opinion filed as Exhibit 5 hereto).
 24.1    Power of Attorney. (Exhibit 24.1)(1)

---------------------
(1) Included on signature pages to Registration Statement on Form S-1 (File No. 333-41241) filed with the Commission on November 28, 1997.